                                                                  Exhibit 10.3.4


                SUMMARY OF AMENDMENTS TO EMPLOYMENT AGREEMENTS

     Effective as of November 4, 1996, the following Employment Agreements were amended in the following respects:

     1. Amended and Restated Employment Agreement between BlowOut Entertainment, Inc. and Steve Berns dated March 1, 1996 was amended to extend the Term to October 31, 1999 and to delete the provision that permitted termination by either party without reason upon 30 days notice. (Exhibit 10.3.1)

     2. Amended and Restated Employment Agreement between BlowOut Entertainment, Inc. and Karl Wetzel dated February 1, 1996 was amended to delete the provision that permitted termination without cause upon 30 days notice. (Exhibit 10.3.2)

     3. Amended and Restated Employment Agreement between BlowOut Entertainment, Inc. and Harold Heyer dated April 22, 1996 was amended to delete the provision that permitted termination without cause upon 30 days notice. (Exhibit 10.3.3)